Exhibit 99.1 February 2025 SGT-003 INSPIRE DUCHENNE DATA UPDATE © 2025 Solid Biosciences

Cautionary Note Regarding Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future expectations, plans and prospects for the Company; the ability to successfully achieve and execute on the Company’s goals, priorities and achieve key clinical milestones; the anticipated benefits of SGT-003; the Company’s SGT-003 clinical program, including planned enrollment and site activations in the INSPIRE DUCHENNE trial, planned regulatory interactions and the potential accelerated approval pathway; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to advance SGT-003, SGT-212, SGT-501, SGT-601, SGT-401 and other preclinical programs and capsid libraries on the timelines expected or at all; obtain and maintain necessary approvals and designations from the FDA and other regulatory authorities; replicate in clinical trials positive results found in preclinical studies and early-stage clinical trials of the Company’s product candidates; replicate preliminary or interim data from early-stage clinicals trials in the final data of such trials; obtain, maintain or protect intellectual property rights related to its product candidates; compete successfully with other companies that are seeking to develop Duchenne, Friedreich’s ataxia and other neuromuscular and cardiac treatments and gene therapies; manage expenses; and raise the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003, SGT-212, SGT- 501, SGT-601, SGT-401 and other candidates, achieve its other business objectives and continue as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company's views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. This presentation contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2 © 2025 Solid Biosciences

Duchenne is a Disease of Impaired Muscle Integrity & Dysfunction[1-4]

Muscle integrity is the ability of muscle tissue to remain structurally and functionally whole[1-3]

- Muscle integrity underlies **strength** and **mobility**[1-3]
- Preservation of muscle integrity is critical for **normal muscle function**[1-3]
- Early signals of muscle integrity decline **predict negative outcomes in certain organs**, such as the heart[5-7]

In Duchenne, muscle fiber regeneration becomes impaired, leading to deterioration of muscle integrity resulting in difficulties with mobility, thoracic scoliosis, respiratory failure, and cardiac failure[4]


Decreased heart function
Cardiomyopathy
HEART FAILURE
Weak diaphragm
RESPIRATORY FAILURE
Loss of muscle mass
Inflammation
Fibrosis
LOSS OF AMBULATION

The impact of treatments on muscle integrity for patients with Duchenne is key to determining efficacy[4]

1. Michele DE. *FEBS J.* 2022;289(21):6460-6462. 2. Coronado-Zarco R, de León AO. *J Frailty Sarcopenia Falls.* 2023;8(4):254-260. 3. Collins KH, et al. *Front Physiol.* 2018;9:112. 4. Escobar-Huertas JF, et al. *Cytoskeleton (Hoboken).* 2024;81(6-7):269-286. 5. Sheybani A, et al. *Pediatr Res.* 2022;92(6):1613-1620. 6. Voleti S, et al. *Pediatr Cardiol.* 2020;41(6):1173-1179. 7. Wagner KR, et al. *Biomark Med.* 2021;15(15):1389-1396.

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SGT-003: Optimized to Robustly Transduce and Preserve Muscle

SGT-003 MICRODYSTROPHIN TRANSGENE



Dystroglycan Binding Domain
DGBD
COOH
nNOSμ
H4
R24
αSYN
R23
H1
R17
R1
R16
NH3
ABD1
Actin Binding Domain
nNOS Binding Domain

Unique inclusion of nNOS-binding domain designed with the goal of preventing activity-induced ischemia and associated muscle injury[1]

SGT-003 AAV-SLB101 CAPSID



Rationally designed capsid targeting multiple integrin receptors which are upregulated in dystrophic muscle[2]

SGT-003's optimized transgene and next-generation capsid were designed with the aim to de-target the liver, deliver therapeutic benefit to skeletal muscle, and improve cardiac and pulmonary function[1]

αSYN=alpha-syntrophin; ABD1=actin-binding domain 1; DGBD=dystroglycan binding domain; H=hinge; R=repeat.

1. Data on file. Solid Biosciences. 2024. 2. Hong A.V., et al. *Nature Communications.* 2024;15:7965.

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Solid's Microdystrophin Gene Therapy Demonstrated nNOS Co-Localization and Activity in DMD Patients

42% of muscle fibers showed appropriately localized nNOS expression/activity at Day 90 (mean: N=3 patients)[1]

nNOS Plays an Important Role in Muscle Health, Adaptation, and Performance[2,3]

- **Prevents muscle wasting[2]**
- **Protects against fibrosis[4]**
- **Protects against oxidative stress[2]**
- **Supports muscle repair and recovery[2]**
- **Promotes anti-inflammatory effects[5]**
- **Supports cellular repair and regeneration[6]**
- **Improves blood flow[1]**
- **Improves stamina[2,3]**
- **Regulates muscle contraction[2]**

Restoring properly localized nNOS activity is essential to more fully protect cardiac and skeletal muscle

Loss of nNOS at the sarcolemma leads to impaired NO-mediated vasodilation, functional ischemia, and muscle fatigue and breakdown[1,2]

NO=nitric oxide; SR=sarcoplasmic reticulum.

1. Data on file as of February 11, 2025. Solid Biosciences. 2. Zhao J, et al. *Mol Med.* 2019;25(1):31. 3. Kobayashi YM, et al. *Nature.* 2008;456(7221):511-515. 4. Wehling-Henricks M, Tidball JG. *PLoS One.* 2011;6(10):e25071. 5. Nguyen HX, Tidball JG. *J Physiol.* 2003;550(Pt 2):347-356. 6. Buono R, et al. *Stem Cells.* 2012; 30(2):197-209.

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Demographics and Early Safety Experience for First 6 Participants 3 participants have reached 90-day follow up and 2 participants have reached 180-day follow up Age at Dosing Weight Approx. Time Elapsed Participant Race/Ethnicity 1 (years) (kg) Post-Dose (Months) White/Not Hispanic or Latino 1 5 19.6 8 White/Not Hispanic or Latino 2 5 26.4 7 Day 90 data White/Not Hispanic or Latino 3 7 27.8 5 available White/Not Hispanic or Latino 4 6 22.0 <3 White/Not Hispanic or Latino 5 7 23.2 <3 Asian/Not Hispanic or Latino 6 7 18.9 <3 SAFETY N=6: • 6 participants have been dosed as of February 11, 2025 • Dosing has been well tolerated in all participants as of February 11, 2025 • No serious adverse events (SAEs) and no SUSARs observed • No TMA/aHUS observed TMA=thrombotic microangiopathy; aHUS=atypical hemolytic uremic syndrome 6 Data on file as of February 11, 2025. Solid Biosciences. © 2025 Solid Biosciences

Delivering on the Promise of Next Generation Gene Therapy for Duchenne Muscular Dystrophy

- 6 participants have been dosed as of February 11, 2025
  - >10 participants total projected to be dosed by early Q2 2025
  - Approximately 20 participants total projected to be dosed by Q4 2025

- In first 3 participants dosed (Day 90), SGT-003 showed:
  - **Significant** microdystrophin expression
  - **Comprehensive improvements** in muscle integrity/resilience
  - Early signs of **cardiac benefit**

Day 90
MICRODYSTROPHIN EXPRESSION (WB)
N=3, MEAN 110%[1]:



Microdystrophin protein, Mean %
150
100
50
0
135%
112%
84%
110%
Participant 1
Participant 2
Participant 3
Mean

Day 90
DYSTROPHIN POSITIVE FIBERS (IF)
N=3, MEAN 78%[1]:



Baseline
Day 90

MUSCLE INTEGRITY BIOMARKER DATA[1]:

- SERUM TROPONIN
- SERUM CK
- SERUM AST
- SERUM TITIN
- SERUM LDH
- SERUM ALT
- eMHC on Histology
- EJECTION FRACTION

ALT=alanine transaminase; AST=aspartate aminotransferase; CK=creatinine kinase; eMHC=embryonic myosin heavy chain; LDH=lactate dehydrogenase; nNOS=neuronal nitric oxide synthase; WT=wild type.
1. Data on file as of February 11, 2025. Solid Biosciences. Baseline Western Blot and Mass Spectrometry were both 0% mean normal dystrophin. Dystrophin positive fibers are not adjusted for fat and fibrosis; these are absolute numbers. 2. Kim EY, et al. *Ann Rehabil Med.* 2017;41(2):306-312. 3. Voleti S, et al. *Pediatr Cardiol.* 2020;41(6):1173-1179. 4. Farhana A, et al. StatPearls [Internet]. 2024. 5. Aulbach AD, Amuzie CJ. A Comprehensive Guide to Toxicology in Nonclinical Drug Development (Second Edition). 2017. 6. Oshida N, et al. Sci Rep. 2019;9(1):19498.

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Significant Next Generation Microdystrophin Expression at Day 90 1 Comprehensive orthogonal measurements showed significant microdystrophin expression 1 1 Microdystrophin Expression Measured by Western Blot Microdystrophin Expression Measured by MS 200 135% 150 152% 112% 110% 150 119% 108% 84% 100 100 53% 50 50 0 0 Participant 1 Participant 2 Participant 3 Participant 1 Participant 2 Participant 3 Mean Mean 1 Dystrophin Positive Fibers Measured by IF 88% 100 78% 77% 70% 75 50 25 0 Participant 1 Participant 2 Participant 3 Mean 1 Mean microdystrophin expression (n=3) measured by western blot was observed to be >2x greater for SGT-003 (Day 2-4 90) than approved first-generation Duchenne gene therapy (Weeks 12 & 64) 1. Data on file as of February 11, 2025. Solid Biosciences. Baseline Western Blot and Mass Spectrometry were both 0% mean normal dystrophin. Baseline mean dystrophin positive fibers were 1.5% measured by IF. Dystrophin positive fibers are not adjusted for fat and fibrosis; these are absolute numbers. 2. Mendell JR, et al. Nat Med. 2025 Jan;31(1):332-341. 3. Sarepta Therapeutics EMBARK 8 Part 2 conference call, January 27, 2025. 4. The comparison presented represent cross-trial comparisons and do not involve data from a head-to-head clinical trial. © 2025 Solid Biosciences Microdystrophin Microdystrophin protein, Mean % protein, Mean % Microdystrophin protein, Mean %

Greater Than 5x Transduction vs. Approved First-Generation Microdystrophin Gene Therapy Lower dose than approved first generation therapy – no use of eculizumab or other intensive immunomodulation Next-generation microdystrophin FDA approved first-generation 1 2 gene therapy candidate, SGT-003 microdystrophin gene therapy Patient Dose Copies/Nucleus Dose Copies/Nucleus 14 1 19.8 1.33 × 10 vg/kg 2.91 - 3.44 copies per nucleus 2 28.6 14 1.0 x 10 vg/kg 3 7.6 Mean 18.7 SGT-003 had a 25% lower dose and was observed to have greater than 5x mean skeletal muscle transduction 1-3 (N=3) when compared to approved first generation microdystrophin gene therapy 1. Data on file as of February 11, 2025. Solid Biosciences. 2. ELEVIDYS prescribing information. Sarepta Therapeutics, Inc; Cambridge, MA. August 2024. 3. The comparison presented represent 9 cross-trial comparisons and do not involve data from a head-to-head clinical trial. © 2025 Solid Biosciences

SGT-003 Microdystrophin was Observed to Bind and Restore Key Elements of Dystrophin-Associated Protein Complex % Positive Fibers (IF) - Microdystrophin % Positive Fibers - Beta Sarcoglycan % Positive Fibers – nNOS activity Patient 1 2 3 Mean Patient 1 2 3 Mean Patient 1 2 3 Mean Day 90 Values Day 90 Values 77% 88% 70% 78% Day 90 Values 48% 53% 25% 42% 60% 88% 63% 70% Baseline Values Baseline Values 0.8% 2.3% 1.3% 1.5% Baseline Values 0% 1.5% 0.5% 0.7% 0% 2.5% 1.5% 1.3% Change From Baseline Change From Baseline Change From Baseline 96x 38x 53x 54x 34x 41x 53x 34x 49x 59x ∞∞ (Fold Change) (Fold Change) (Fold Change) 10 Dystrophin positive fibers are not adjusted for fat and fibrosis; these are absolute numbers. Data on file as of February 11, 2025. Solid Biosciences. © 2025 Solid Biosciences Baseline Day 90 Day 90 Baseline Day 90 Baseline

Comprehensive Assessment of Muscle Integrity, Resilience, & Preservation



Heart[3,4,6,7]
CK
Troponin
Titin

Skeletal Muscle[3-7]
CK, AST, ALT,
LDH, Titin, eMHC

ALT leakage is caused by skeletal muscle injury[8]

eMHC is expressed in newly generated dystrophic muscle[12]

AST leakage is caused by skeletal muscle injury[8]


DAMAGED DUCHENNE MUSCLE

CK is released from muscle fibers as a result of muscle damage[9]

Titin fragments are decomposed and released into serum and urine when muscle is damaged[9]

LDH is released into the bloodstream from cells upon tissue damage[5]

Cardiac troponin I is released during myocardial cell injury[1]

1. Hiramuki Y, et al. *Sci Rep.* 2025;15(1):1778. 2. Siddique Ahmed Khan M, et al. *Int J Sci Res.* 2016;5(11):156-157. 3. Aujla RS, et al. *StatPearls* [Internet]. 2024. 4. US Department of Veterans Affairs. Accessed December 13, 2024. https://www.hepatitis.va.gov/hcv/patient/diagnosis/labtests-AST.asp 5. Farhana A, Lappin SL. *StatPearls* [Internet]. 2023. 6. Park KC, et al. *Cardiovasc Res.* 2017;113(14):1708-1718. 7. ElSaygh J, et al. *Cardiol Rev.* February 9, 2024. Online ahead of print. 8. Aulbach AD, Amuzie, CJ. A Comprehensive Guide to Toxicology in Nonclinical Drug Development (Second Edition). 2017. 9. Oshida N, et al. *Sci Rep.* 2019;9(1):19498. 10. Kim EY, et al. *Ann Rehabil Med.* 2017;41(2):306-312. 11. Voleti S, et al. *Pediatr Cardiol.* 2020;41(6):1173-1179. 12. Guiraud S, et al. *Hum Mol Genet.* 2019;28(2):307-319.

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Reductions in Biomarkers of Muscle Breakdown Showed Comprehensive Improvements in Muscle Health & Increased Potential of SGT-003 Clinical Benefit[1-3]

7 simultaneous biomarker reductions observed at Day 90 (mean: N=3 patients) suggest SGT-003 enhanced muscle integrity and resilience[1-4]

Improved muscle integrity, as indicated by a coordinated biomarker profile, may support a **slowing of disease progression and better long-term clinical outcomes**[1-3]

Monitoring of multiple Duchenne biomarkers offers a powerful approach for **assessing disease trajectory**, with long-term assessment to **establish treatment effectiveness**[4]



↑ **Muscle Integrity**

- ↓ Serum CK (-57%)[5]
- ↓ Serum LDH (-60%)[5]
- ↓ Serum AST (-45%)[5]
- ↓ Serum ALT (-54%)[5]
- ↓ Serum Titin (-42%)[5]
- ↓ Histologic eMHC (-59%)[5]
- ↓ Serum Troponin (-36%)[a,5]

[a]Serum troponin data only from Participant 3 at Day 90: Participant 3 had elevated troponin levels at baseline. Troponin levels for Participants 1 & 2 were 0 at baseline.

1. Siddique Ahmed Khan M, et al. *Int J Sci Res*. 2016;5(11):156-157. 2. Voleti S, et al. *Pediatr Cardiol*. 2020;41(6):1173-1179. 3. Oshida N, et al. *Sci Rep*. 2019;9(1):19498. 4. FDA-NIH Biomarker Working Group. Last updated January 25, 2021. Accessed December 12, 2024. https://health.uconn.edu/pepper-center/wp-content/uploads/sites/272/2023/12/BEST-Biomarkers-EndpointS-and-other-Tools-Resource.pdf. 5. Data on file as of February 11, 2025. Solid Biosciences.

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In Children With DMD, eMHC is Elevated Primarily Due to Muscle Breakdown and Regeneration[1-3]

As muscle fibers deteriorate, muscle stem cells are activated to replace damaged fibers. During this regenerative process, newly formed muscle fibers express embryonic myosin heavy chain (eMHC)[3,4]

Model of Skeletal Muscle Healing[3,5]


Degeneration
0 to 2 days
Inflammation
1 to 4 days
Regeneration
2 to 7 days
Maturation
4 to >14 days
Functional Recovery
~7 to >2 weeks

- During this regenerative process, the newly formed muscle fibers express **eMHC**[1,5]
- High eMHC protein levels in muscle biopsies indicate **active muscle regeneration**[6]
- in DMD, muscle regeneration **cannot keep up with muscle breakdown**, leading to progressive weakness despite ongoing repair attempts[2,4,5]

- **Muscle fibers often remain in an immature state**, leading to **persistent eMHC expression**, due to **constant muscle injury and incomplete repair** in DMD[2-4]

eMHC expression is significantly upregulated in dystrophic muscle fibers, making it a biomarker for disease progression and response to therapies[1-3]

eMHC, embryonic myosin heavy chain.

1. Schiaffino S, et al. *Skelet Muscle*. 2015;5:22. 2. Guiraud S, et al. *Hum Mol Genet*. 2019;28(2):307-319. 3. Dubuisson N, et al. *Int J Mol Sci*. 2022;23(24):16080. 4. Cardone N, et al. *Acta Neuropathol Commun*. 2023;11(1):167. 5. Forcina L, et al. *Cells*. 2020;9(5):1297. 6. Sewry CA, et al. *Neuromuscul Disord*. 2021;31(5):371-384.

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SGT-003 was Observed to Reduce Muscle Breakdown & Increase Muscle Preservation Robust microdystrophin expression and nNOS co-localization lead to reduced markers of muscle loss and dystrophic regeneration at Day 90 (mean: N=3 patients) MICRODYSTROPHIN EXPRESSION REDUCTION IN MUSCLE BREAKDOWN INCREASED MUSCLE PRESERVATION & nNOS ACTIVITY 1 1 1 SERUM Titin (pmol/L) Histologic eMHC eMHC Positive Fibers Microdystrophin nNOS 800%* 42 25% %* 59 20% 15% 400 10% 5% 0 0% Baseline Day 90 Baseline Day 90 Titin fragments are decomposed and SGT-003 demonstrated robust microdystrophin eMHC is expressed in newly generated released into serum and urine when muscle is 2 expression and localized nNOS appropriately to dystrophic muscle. A decrease suggests 3 damaged. A decrease suggests reduction in the sarcolemma muscle preservation and resilience muscle breakdown Reduced titin combined with reduced eMHC suggests that SGT-003 has interrupted muscle breakdown and preserved muscle fibers 14 1. Data on file as of February 11, 2025. Solid Biosciences. 2. Guiraud S, et al. Hum Mol Genet. 2019;28(2):307-319. 3. Oshida N, et al. Sci Rep. 2019;9(1):19498. © 2025 Solid Biosciences Day 90 Baseline Absolute Concentrations Day 90 Baseline eMHC, %

Loss of Dystrophin Leads to Progressive Degeneration of Cardiac Muscle[1]

Cardiomyopathy is a leading cause of death in Duchenne muscular dystrophy[2]

INCIDENCE OF DUCHENNE-RELATED CARDIOMYOPATHY OCCURS EARLY IN LIFE[3]

- **AGE 0** — Cardiac disease is underway long before overt cardiac dysfunction appears[4]
- **AGE 6** — **25%** evidence of cardiomyopathy by **age 6 years**[3]
- **AGE 10** — **59%** evidence of cardiomyopathy by **age 10 years**[3]
- **AGE 18** — **98%** evidence of cardiomyopathy by **age 18 years**[3] → **40%** of these patients will progress to **heart failure**[3]

Cardiac tissue has limited regenerative capacity: by age 25, only ~1% of cardiomyocytes will turn over annually[5]

Early troponin elevation is predictive of severe cardiac disease in neuromuscular diseases[6-9]

A hs-cTnI level >7.6 ng/L is correlated with a 3-fold increased risk of cardiac disease[10]

Early detection of changes in the heart using troponin inform interventions to slow disease progression, improve quality of life, and lower the risk of severe cardiomyopathy[11]

hs-cTnI=high-sensitivity cardiac troponin.

1. Schultz TI, et al. *JACC Basic Transl Sci.* 2022;7(6):608-625. 2. Meyers TA, et al. *Int J Mol Sci.* 2019;20(17):4098. 3. Gandhi S, et al. *Cells.* 2024;13(14):1168. 4. James J, et al. *Neuromuscul Disord.* 2011;21(7):462-467. 5. Parmacek MS, Epstein JA. *N Engl J Med.* 2009;361(1):86-88. 6. Sheybani A, et al. *Pediatr Res.* 2022;92(6):1613-1620. 7. Voleti S, et al. *Pediatr Cardiol.* 2020;41(6):1173-1179. 8. Wagner KR, et al. *Biomark Med.* 2021;15(15):1389-1396. 9. Saunders JT, et al. *Circulation.* 2011;123(13):1367-1376. 10. Spurney CF, et al. *Open Heart.* 2021;8(1):e001592. 11. D'Amario D, et al. *Heart.* 2017;103(22):1770-1779.

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AAV-SLB101: an Observed 20.8x Greater Cardiomyocyte Transduction Than 1 AAV9 SGT-003 Suggests Promising Early Signs of DMD Cardiac Benefit In the 2 participants at Day 180, mean Non-Clinical: Luciferase Expression in SGT-003 Clinical Study 1 1,a baseline cardiac iCell Cardiomyocytes LVEF(%) function increased by 85 8% from a Baseline LVEF of 56% 20.8x 25 Heart Participant #3 has 90 days of LVEF follow up. 20 75 Participant 3 15 65 10 Participant 2 5 55 Skeletal Participant 1 1 0 Muscle AAV9 AAV-SLB101 45 Baseline Day 90 Day 180 2 Lower LVEF correlates with a higher 5-year probability of death. Observed mean increase in LVEF is a promising sign of SGT-003’s potential cardiac benefit a Participant 3 has yet to reach the Day 180 follow-up as of February 12, 2025. All three participants demonstrate LVEF above baseline at all follow up timepoints iCell Cardiomyocytes are derived from human, induced pluripotent stem cells (iPSCs); LVEF=left ventricular ejection fraction. 16 1. Data on file as of February 11, 2025. Solid Biosciences. 2. Soslow JH, et al. Circ Heart Fail. 2023;16(8):e010040. © 2025 Solid Biosciences Fold Change (relative to AAV9) Ejection Fraction, %

AAV-SLB101: an Observed 20.8x Greater Cardiomyocyte Transduction Than AAV9 SGT-003 Suggests Promising Early Signs of DMD Cardiac Benefit[1]



Participant #3
Heart
Skeletal
Muscle



Non-Clinical: Luciferase Expression in
iCell Cardiomyocytes*
20.8x
Fold Change
(relative to AAV9)
25
20
15
10
5
1
0
AAV9
AAV-SLB101



SERUM Troponin (ng/mL)
Participant #3 (only)**
~36% Reduction
Troponin Concentration
0.20
0.15
0.10
0.05
0.00
Baseline
Day 90

Cardiac troponin I is released during myocardial cell injury[7]

Reducing troponin concentrations by >25% could result in 5-fold greater reduction in risk of cardiac events[2]

*iCell Cardiomyocytes are derived from human, induced pluripotent stem cells (iPSCs).
**Serum troponin data only from Participant 3 at Day 90: Participant 3 had elevated troponin levels at baseline. Troponin levels for Participants 1 & 2 were 0 at baseline.

1. Data on file as of February 11, 2025. Solid Biosciences. 2. Soslow JH, et al. *Circ Heart Fail.* 2023;16(8):e010040. 3. James KA, et al. *Cardiol Young.* 2020;30(2):171-176. 4. James KA, et al. *Cardiol Young.* 2020;30(2):171-176. 5. Renella P, Lai WW. *Circ Cardiovasc Imaging.* 2020;13(11):e012003. 6. Starnes JR, et al. *Circ Cardiovasc Imaging.* 2024;17(12):e017287. 7. Hiramuki Y, et al. *Sci Rep.* 2025;15(1):1778.

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Overall Safety Summary - SGT-003 Well Tolerated in N=6 Participants

Prophylactic glucocorticoids alone - no need for intensive immunomodulation

- **All Treatment Related AEs Resolved With No Sequelae**
  - Began in days following treatment
  - Resolved within weeks
- **Serious Adverse Events**
  - No SAEs
  - No SUSARs
  - No TMA/aHUS observed
- **Adverse Events of Special Interest**
  - Episode of mild transient hs-troponin I elevation
  - 1 CTCAE Grade 1 observed first week post dosing*
    - No clinical evidence of myocarditis
    - No EKG or Echocardiographic changes
- **Most Common AEs**
  - Nausea/vomiting
    - All have resolved
  - Thrombocytopenia observed
    - 1 CTCAE Grade 3 observed
    - All returned to within normal laboratory range with no clinical consequence (no bleeding)
      - No evidence of hemolysis (hemoglobin stable and no schistocytes on smears)
    - No eculizumab
    - No steroids or other agents used
    - No Hospitalizations or intervention required
  - Infusion Related Hypersensitivity Reaction
    - 1 CTCAE Grade 3 observed of prolonged fever
      - Resolved
  - Fever
    - All have resolved
- **No AEs of Hepatic Transaminitis**
  - Consistent declines in AST and ALT
  - No GGT increases

* Participant #6 Troponin I was elevated at baseline which increased during first week of therapy and returned to baseline without intervention and is now in the normal range of troponin (below baseline). This represents 2 participants in total (N=6) with troponin reduced below initial baseline values post-dose.

Adverse Events expected and consistent with AAV gene therapy

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© 2025 Solid Biosciences

Craig McDonald, M.D. Chair, Department of Physical Medicine & Rehabilitation, Distinguished Professor, Physical Medicine & Rehabilitation and Pediatrics, Director, Neuromuscular Disease Clinics, Director, Neuromuscular Research Laboratory, University of California Davis Health, Study Chair, CINRG Duchenne Natural History Study & Investigator, INSPIRE DUCHENNE Clinical Trial © 2025 Solid Biosciences

Clinical Trial Design Crafted to Demonstrate Potential Best-in-Class Clinical Benefit for Patients With Duchenne[1-3]

ISSUES WITH PREVIOUS CLINICAL TRIAL DESIGNS[1,2]

Patient Population	• Aged 4 to 7 years • <5 second TTR
Functional Endpoint	• NSAA
Length of Trial	• 12 months

Previous studies of Duchenne gene therapies conducted by third parties chose young, healthy patients and used blunt functional evaluations at early time points after dosing

POTENTIAL IMPROVEMENTS IN SOLID'S CLINICAL TRIAL DESIGN[3]

Patient Population	• Aged 4 to <12 years • Optimized TTR cutoff
Functional Endpoint	• Time to rise – SV95c[a]
Length of Trial	• 18 months

Solid is selecting a broader range of children with a more predictable level of disease-related decline, and will utilize more specific functional evaluations at later time points after dosing

[a]Key secondary endpoint (Stride Velocity 95%).
AE=adverse event; NSAA=North Star Ambulatory Assessment; TTR=time to rise.

1. ClinicalTrials.gov. Accessed January 29, 2025. https://clinicaltrials.gov/study/NCT04281485 2. ClinicalTrials.gov. Accessed January 29, 2025. https://clinicaltrials.gov/study/NCT05096221#participation-criteria 3. ClinicalTrials.gov. Accessed January 29, 2025. https://clinicaltrials.gov/study/NCT06138639?intr=SGT-003&rank=1#participation-criteria

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INSPIRE DUCHENNE Enrollment & Regulatory Update ENROLLMENT: • Participant enrollment continues: >10 participants in total expected to be dosed by early Q2 2025 • Have identified a significant number of additional prescreened patients for enrollment • Patient #7 dosed on February 17, 2025 • 6 clinical sites in North America (5 in the U.S., 1 in Canada) have been activated • Global clinical site expansion underway: additional sites expected to be activated by year-end 2025 • U.K. & Italy CTAs approved REGULATORY: • In mid-2025, Solid plans to request a meeting with the FDA to discuss Accelerated Approval 21 © 2025 Solid Biosciences

Ongoing Preclinical Studies Showed Low Cross-Reactivity Between AAV-SLB101 & AAVrh74 Titers in Mice, NHPs & Human Sera Samples

Findings indicate potential to redose with AAV-SLB101 after treatment with AAVrh74 capsid used in the approved first-generation microdystrophin gene therapy

LONGITUDINAL ASSESSMENT OF AAV-SLB101 NAbs

n=5



AAV-SLB101 NAb Titer
AAVrh74 NAb Titer
NAb Titer
12000
9000
6000
3000
0
0
20
40
60
Days

DAY 30 ASSESSMENT OF AAV-SLB101 NAbs

n=6



NAb Titer
12000
9000
6000
3000
0
rh74
AAV-SLB101

HUMANS DOSED WITH AAVrh74 (Sera Samples)

n=3



NAb Titers
150,000
100,000
50,000
0
rh74
AAV8
AAV-SLB101

Low cross-reactivity observed between AAVrh74 & AAV-SLB101 NAb titers combined with rapid transduction & expression observed with AAV-SLB101 provide a potential opportunity for redosing Duchenne patients treated with AAVrh74

22

Data on file. Solid Biosciences 2025.

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© 2025 Solid Biosciences

February 2025 SGT-003 INSPIRE DUCHENNE DATA UPDATE © 2025 Solid Biosciences